UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

————————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2015

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany,  Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

On January 22, 2015, Heritage Financial Group, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2014.  A copy of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On January 22, 2015, Heritage Financial Group, Inc. announced that its Board of Directors has declared a quarterly cash dividend of $0.07 per share. The dividend will be paid on February 18, 2015, to stockholders of record as of February 4, 2015.   A copy of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company on January 22, 2015.[1]
[1] Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: January 22, 2015	By: /s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on January 22, 2015.[1]
[1] Furnished, not filed.